UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 13, 2014

Corbus Pharmaceuticals Holdings, Inc.

(Exact name of registrant as specified in Charter)

Delaware	333-198563	46-4348039
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

100 River Ridge Drive

Norwood, MA 02062

(Address of principal executive offices) (Zip Code)

617-963-0100

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

Corbus Pharmaceuticals Holdings, Inc. (“the Company”) issued a press release on November 13, 2014, disclosing financial information and operating metrics for its fiscal quarter ended September 30, 2014, and discussing its business outlook. A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Current Report on Form 8-K, including the information contained in Exhibit 99.1, is being furnished to the Securities and Exchange Commission, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by a specific reference in such filing.

Item 7.01. Regulation FD Disclosure.

See “Item 2.02 Results of Operations and Financial Condition” above.

Item 9.01 Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Corbus Pharmaceuticals Holdings, Inc. dated November 13, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 13, 2014	CORBUS PHARMACEUTICALS HOLDINGS, INC.

	By:	/s/ Yuval Cohen
Yuval Cohen Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Corbus Pharmaceuticals Holdings, Inc. dated November 13, 2014.